Exhibit 10.15
Executive Long Term Incentive Plan
Approved by the Executive/Compensation Committee 1/23/07
The Executive Long Term Incentive Plan, as approved by the Board of Directors on July 31, 1999, delegates to the Compensation Committee the authority to approve the Measurement Period, the Employee Participants, the Performance-Based Cash Awards, the Performance Goals, and the Payment of Awards. See the Plan for additional requirements.
A.	The Measurement Period is the 3-year period from 1/01/2007 through 12/31/2009, and the Performance-Based Cash Awards, if any, will be granted every other year according to the following schedule:

2003	2004	2005	2006	2007	2008	2009	2010
Award	Award	Vest	Payment
		Award	Award	Vest	Payment
				Award	Award	Vest	Payment
B.	Employee Participants:

CEO:	Charles E. Snyder

Other Participants:	Steven Brookner Patrick N. Connealy Charles H. Hackman Michele Fantt Harris Mark Hiltz Andrew Kho Kathleen Luzik Richard L. Reed Russell J. Schofield Terry Simonette

Fellows:	Mary Ann Donovan Casey Fannon
C.	Performance-Based Cash Award Potential:

Annualized Award Opportunity at Select Performance
as a percent of Base Salary not including the Low Income Adjustment
	Threshold	Target	Superior
CEO	20%	50%	70%
Other Participants	15%	30%	50%
Fellows participate at one-half of the award potential of Other Participants.
D.	The Payment of Awards shall be made no later than 90 days after the end of the Measurement Period.

NCB Executive Long-Term Incentive Plan
Measurement Period 1/1/07 — 12/31/09
E.	Performance Goals used to compute potential Performance-Based Cash Awards:

PERFORMANCE GOALS		Goals and Awards for the CEO
1/1/07 – 12/31/09	Weight		Threshold	Target	Superior

Financial Strength: Average ROE at NCB, FSB over three years.	50%	Goal	13.5% Average ROE	15% Average ROE	16.5% Average ROE

		Award	10% of Salary	25% of Salary	35% of Salary

Value to Customers: Total commitments and financial transactions arranged for customers including loans, leases, letters of credit, private placements, and deals closed by referral sources.	25%	Goal	$5.5 billion 2007 through 2009	$6 billion 2007 through 2009	$7 billion 2007 through 2009

		Award	5% of Salary	12.5% of Salary	17.75% of Salary

Deposit Growth: From the base levels at 12/31/06, increase deposits over three years with at least $50 million of total deposits in non-interest bearing DDA (excluding escrows for saleable real estate loans.)	25%	Goal	75% Increase	125% Increase	150% Increase

		Award	5% of Salary	12.5% of Salary	17.75% of Salary

	100%		20% of Salary	50% of Salary	70% of Salary

Adjustment for Low Income Market Development			-15% of Total Award	+0%	+25% of Total Award

PERFORMANCE GOALS		Goals and Awards for Other Participants
1/1/0 7– 12/31/09	Weight		Threshold	Target	Superior

Financial Strength: Average ROE at NCB, FSB over three years.	50%	Goal	13.5% Average ROE	15% Average ROE	16.5% Average ROE

		Award	7.5% of Salary	15% of Salary	25% of Salary

Value to Customers: Total commitments and financial transactions arranged for customers including loans, leases, letters of credit, private placements, and deals closed by referral sources.	25%	Goal	$5.5 billion 2007 through 2009	$6 billion 2007 through 2009	$7 billion 2007 through 2009

		Award	3.75% of Salary	7.5% of Salary	12.5% of Salary

Deposit Growth: From the base levels at 12/31/06, increase deposits over three years with at least $50 million of total deposits in non-interest bearing DDA (excluding escrows for saleable real estate loans.)	25%	Goal	75% Increase	125% Increase	150% Increase

		Award	3.75% of Salary	7.5% of Salary	12.5% of Salary

Totals	100%		15% of Salary	30% of Salary	50% of Salary

Adjustment for Low Income Market Development			-15% of Total Award	+0%	+25% of Total Award

F.	Adjustment for Low Income Market Development
The Committee may make an adjustment as indicated above for low income market development based upon its assessment of: management’s efforts to achieve the annual “best efforts” evaluation in the Bank Act; a recommendation from the Low Income Committee of the Board of Directors; and other actions such as achieving high low income volume, being instrumental in formulating a high impact public policy, facilitating the development of an innovative transaction or program, and/or enabling access to resources for an underserved segment.

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